SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 3, 2001

                       SYNAPTIC PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                               0-27324 22-285-9704
          (Commission File Number) (I.R.S. Employer Identification No.)

                                215 College Road
                         Paramus, New Jersey 07652-1431
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (201) 261-1331




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Item 5.           Other Events.

     On August 3, 2001, Synaptic Pharmaceutical Corporation (the "Company") issued a press release announcing that it will raise up to $41 million in a private financing led by Warburg Pincus, LLC.






     A copy of the Certificate of Designations, Number, Voting Powers, Preferences and Rights of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock of Synaptic Pharmaceutical Corporation, the Stock Purchase Agreement and the press release are attached as Exhibits 3.1, 10.1 and 99, respectively, to this Form 8-K and are incorporated by reference herein.






Item 7.           Exhibits.

Exhibit No.
----------

3.1       Certificate  of  Designations,   Number,  Voting   Powers, Preferences
          and Rights of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock of Synaptic Pharmaceutical Corporation

10.1 Stock Purchase Agreement dated August 2, 2001, between the Company and each of the purchasers named in Exhibit A attached hereto

99        Press Release dated August 3, 2001



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SYNAPTIC PHARMACEUTICAL CORPORATION
                                           (Registrant)

                                           By: /s/ Kathleen P. Mullinix
                                               -------------------------------
                                               Name: Kathleen P. Mullinix
                                               Title: Chairman, President and
                                                        Chief Executive Officer